UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 27, 2006
             ------------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           WSFS Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       Delaware                      0-16668                     22-2866913
----------------------------    ---------------                -------------
(State or other jurisdiction    (SEC Commission                (IRS Employer
     of incorporation)              File No.)                  Identification
                                                                  Number)

838 Market Street, Wilmington, Delaware                            19899
---------------------------------------                            -----
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (302)792-6000
                                                    -------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__  Written communications pursuant to Rule 425 under the Securities Act

__  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                           WSFS FINANCIAL CORPORATION


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01   Other Events
            ------------

         On April 27, 2006, the Registrant issued a press release to report an increase in its quarterly cash dividend. A copy of the press release is furnished with this Form 8-K as an exhibit.


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

         (d) Exhibits:

                  99       Press Release dated April 27, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               WSFS FINANCIAL CORPORATION


Date: May 1, 2006                              By:   /s/Stephen A. Fowle
                                                     ---------------------------
                                                     Stephen A. Fowle
                                                     Chief Financial Officer